A u g u s t 9 , 2 0 2 1 Tr a n s f o r m i n g t h e m a n a g e m e n t o f d e r m a t o l o g i c c a n c e r s a n d o t h e r d e r m a t o l o g i c d i s e a s e s w i t h h i g h u n m e t n e e d

D i s c l a i m e rs F O R W A R D - L O O K I N G S T A T E M E N T S The information in this presentation contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning the effects of the COVID-19 pandemic on our business and our efforts to address its impact on our business, statements concerning the estimated size of our total addressable market or our existing and pipeline products, statements concerning our increased total revenue guidance for 2021, the impact, accuracy and effectiveness of our tests, including DecisionDx-Melanoma, DecisionDx-SCC, DecisionDx DiffDx-Melanoma and myPath Melanoma, on physicians, patients and their treatment plans, our prospects and plans and the objectives of management. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, the effects of the COVID-19 pandemic on our business and our efforts to address its impact on our business, subsequent study results and findings that contradict earlier study results and findings, our tests, including DecisionDx-Melanoma, DecisionDx-SCC, DecisionDx DiffDx-Melanoma and myPath Melanoma, their ability to provide the aforementioned benefits to patients, and the risks set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law. 2

Transforming the management of skin cancer and other dermatologic diseases with high unmet clinical need Expansive Body of Evidence Suite of Dermatologic Prognostic And Diagnostic Tests Strong Financial Position Robust Pipeline L e a d i n g D e r m a t o l o g i c D i a g n o s t i c s C o m p a ny 3 Culture of Teamwork and Innovation

F i n a n c i a l S u m m a r y 2 Q 2 0 2 1 2Q21 2Q20 Revenue $22.8M $12.7M Adj. Revenue1 $22.9M $10.4M Total GEP test reports2 7,007 3,314 Total Derm test reports2 6,539 3,008 Operating Cash Flow $(6.4)M $13.5M Adj. Operating Cash Flow1 $(4.3)M $3.3M Gross Margin 83% 83% Adj. Gross Margin1 84% 79% Cash & Cash Equivalents $368M as of 6/30/2021 $180M as of 6/30/2020 1See Non-GAAP reconciliations at the end of this presentation. 2Castle had two commercially available GEP tests as of 6/30/2020. 4

Indication/ Test outcome Trade Name Reimbursement Status Peer-Reviewed Publications Primary Customers Initial Launch Targets Initial addressable market, patients2 Estimated U.S. TAM Cutaneous melanoma/ Risk of metastasis MCR, MCRA Commercial – in process 30+ Derms (including Mohs), Surgeons __ ~130k patients classified as Stage I, II or III ~$540M Cutaneous squamous cell carcinoma/ Risk of metastasis Expected draft LCD in 2021 Commercial – in process 5 Derms (including Mohs) ~4,709 current customers3 ~200k w/ high-risk features ~$820M Suspicious pigmented lesions/ Melanoma status MCR, MCRA Commercial – in process Expected draft LCD in 2021 Commercial – in process 9 2 Dermpaths, Derms ~1,778 current dermpath customers4 ~300k patients w/indeterminant biopsy ~$600M Pipeline Test- Inflammatory Target launch anticipated by the end of 2025 N/A N/A Expected to utilize existing dermatologic sales channels ~4,709 current customers3 ~450k patients eligible for systemic therapies ~$1.9B Other Pipeline Tests Target launches anticipated by the end of 2025 N/A N/A Expected to utilize existing dermatologic sales channels To be announced To be announced ~$1.7B E s t i m a t e d ~ $ 5 . 5 B U. S . To t a l A d d re s s a b l e M a r ke t 1 I n m a r k e t a n d p i p e l i n e t e s t s , l e v e r a g i n g e s t a b l i s h e d d e r m a t o l o g i c s a l e s c h a n n e l s 1U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors. 2 Annual U.S. incidence for Stage I, II or III melanoma estimated at 130,000; annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features; annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy. 3Clinicians who ordered DecisionDx-Melanoma in last twelve months (as of 6/30/2021). 4Pathologists who provided clinical specimens for DecisionDx-Melanoma in last twelve months (as of 6/30/2021). -MCR = Medicare. MCRA = Medicare Advantage; current customer estimates based on last twelve months. 5

6 C l i n i c a l Po r t fo l i o A n d P i p e l i n e Te s t s P o t e n t i a l t o l a u n c h 3 - 5 n e w t e s t s b y t h e e n d o f 2 0 2 5 Skin Cancer Cutaneous melanoma/ Risk of metastasis Cutaneous squamous cell carcinoma/ Risk of metastasis Suspicious pigmented lesions/ Melanoma status Eye Cancer Uveal Melanoma/ Risk of metastasis Pipeline Target launch anticipated by the end of 2025 AD, PSO/ Prediction of systemic therapy response Pipeline Target launches anticipated by the end of 2025 Other clinical conditions Discovery Development Commercial Payer coverage Indication/ Test outcome 1U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors. AD= Atopic Dermatitis, PSO= Psoriasis

2022 C a s t l e ’s L o n g - Te r m Re v e n u e G r o w t h Po t e n t i a l 7 Cutaneous Melanoma 2021 Squamous Cell Carcinoma Cutaneous Melanoma Additional Tests for Dermatologic Diseases 2025 (Expanded LCD effective Dec 2020) (Potential LCD effective in 2022) (Acquired in May 2021; LCD in effect) (Potential LCD effective in 2022) Pipeline Expansion (Expected launches ~2025)

T h e C a s t l e A p p ro a c h 8 Identify dermatologic diseases with high unmet medical need, where genomic information has the potential to improve management decisions Leveraging artificial intelligence, tests are designed to provide clinically actionable information based on tumor gene expression patterns Designed to improve patient outcomes, test results inform management decisions within nationally accepted treatment guidelines Suite of skin cancer tests designed to provide clinicians with precise, personalized information, enabling more accurate treatment plan decisions

Informing clinical decision making for patients with invasive melanoma

If melanoma, clinician orders to answer SLNB and/or management questions: • Is the risk of SLN-positivity high enough to warrant referral for the SLNB surgery? • What is the individual risk of recurrence? D e c i s i o n D x - M e l a n o m a : A f t e r D i a g n o s i s O f C a n c e r 10 Patient presents with mole/melanocytic lesion Biopsy performed Potential Diagnosis: • Positive for melanoma • Negative • Uncertain malignant potential Physician may order SLNB, if warranted per clinicopathological features and Management plan determined, based on personalized risk

Cutaneous melanoma diagnosis F o l l o w i n g D i a g n o s i s , Tw o P r i m a r y C l i n i c a l Q u e s t i o n s H e l p G u i d e M e l a n o m a M a n a g e m e n t C h o o s i n g r i s k - a p p r o p r i a t e l e v e l o f m a n a g e m e n t i s k e y SLN = sentinel lymph node; SLNB = sentinel lymph node biopsy. Source: NCCN Guidelines for Cutaneous Melanoma v3.2020 What is the individual risk of recurrence? Higher RiskLower Risk 11 Traditionally estimated with tumor thickness, ulceration and SLN status Traditionally estimated with tumor thickness and age Is the risk of SLN-positivity high enough to warrant referral for the SLNB surgery? Potential Sentinel lymph node biopsy surgical procedure

Gerami et al. Clin Cancer Res 2015; Gerami et al. JAAD 2015; Zager et al. BMC Cancer 2018; Gastman et al. JAAD 2019 D e c i s i o n D x - M e l a n o m a : A f t e r D i a g n o s i s F o r M o r e A c c u ra t e R i s k A s s e s s m e n t s qPCR: open array card, 31-gene expression profile CM tumor tissue RNA isolation RT-PCR: cDNA generation and amplification, RT-PCR GEP analysis with a proprietary algorithm to predict class Stage I – III melanoma diagnosis Class 1A Lowest risk of recurrence and/or metastasis within 5 years Class 2B Highest risk of recurrence and/or metastasis within 5 years 12 Class 1B/2A Increased risk of recurrence and/or metastasis within 5 years

1Ellis et al. Am J Surg 2010; 2Bamboat et al. Ann Surg Oncol 2014; 3Morton et al. N Engl J Med 2014; 4Sondak et al. Ann Surg Oncol 2009; 5Moody et al. Eur J Surg Oncol 2017, SEER data release 2017 18% median false negative rate for nodal recurrence4 Majority of patients (~88%) subjected to a SLNB are negative and derive little to no benefit1-2 MSLT-I demonstrated no survival benefit and low sensitivity (2/3 of melanoma deaths in SLN negative group)3 Reduce exposure to anesthesia risks and surgical complications (rate = 11%)5 P ro b l e m O n e : T h e re I s A N e e d F o r B e t t e r S t ra t i f i c a t i o n O f R i s k O f Po s i t i v e S L N To I n fo r m S u r g e r y D i s c u s s i o n s T h e r e a r e l i m i t a t i o n s o f c u r r e n t s t a g i n g Average reimbursed cost of SLNB is $20-24k 13

› DecisionDx-Melanoma i31-GEP accurately identifies low risk (<5%) of SLN positivity in patients with T1-T4 staged disease1 › i31-GEP accurately identifies patients within the 5-10% and >10% ranges of SLN positivity risk1 › In T1aHR cases, patients with a Class 2B (highest risk) could be more reliably and appropriately considered for SLNB1 D e c i s i o n D x - M e l a n o m a I d e n t i f i e s T h o s e At L o w R i s k F o r A Po s i t i v e S L N 14 DecisionDx-Melanoma could result in 74% fewer SLNB surgeries, potentially saving the U.S. healthcare system $250M 2,3 I n t e g r a t e s c l i n i c o p a t h o l o g i c f e a t u r e s t o o f f e r p r e c i s e a n d p e r s o n a l i z e d l i k e l i h o o d o f s e n t i n e l l y m p h n o d e p o s i t i v i t y i n T 1 - T 4 p a t i e n t s 1Whitman, JCO Precision Oncology, 2021 accepted for publication 2Vetto et al. Future Oncol 2019. 3Clearview health economic model, data on file. Highly concordant prediction of SLN positivity rate compared to observed rates

1Whitman, JCO Precision Oncology, 2021 accepted for publication Variable Variable importance assessment function Log-likelihood value (G2) DecisionDx- Melanoma 100 Most important 91.3 P<.001 Breslow thickness 56 53.5 P<.001 Mitotic rate 25 20.7 P<.001 Ulceration 83 19.1 P<.001 Age 0 10.5 P=.001 Lowest Best Decreasing explanatory variables D e c i s i o n D x - M e l a n o m a I s T h e M o s t I m p o r ta n t Va r i a b l e I n P r e d i c t i n g S L N Po s i t i v i t y i 3 1 - G E P u t i l i z e s a r t i f i c i a l i n t e l l i g e n c e - b a s e d n e u r a l n e t w o r k s i31-GEP incorporates robust clinicopathologic variables along with a patient’s biological risk as assessed by DecisionDx-Melanoma 15

V i g n e t t e : Pa t i e n t W i t h T 2 b M e l a n o m a With the DecisionDx-Melanoma Class designation of Class 1A and an i31-GEP of 2.9%, this patient is within the range to forgo SLNB DecisionDx-Melanoma: Class 1A 31-GEP continuous score: 0.12 Likelihood of SLNB Positivity: 2.9% Likelihood of 5-Year Survival (MSS): 98% • Female, age 68 • Breslow thickness = 1.1 mm • Ulceration: present • Mitotic Rate = 1/mm2 • No other high-risk features 16 MSS=Melanoma-specific survival

Text sources:1Poklepovic and Carvajal. ONCOLOGY 2018; 2Ribas et al. JAMA 2016; 3Schadendorf et al. Eur J Can 2017; 4Robert et al. J Clin Oncol 2017; 5Joseph et al. Clin Cancer Res 2018; 6SEER data release 2017; 7Whiteman et al. J Invest Dermatol 2015; 8Shaikh et al. J Natl Cancer Inst 2016 Graph sources: AJCC v7 J Clin Oncol 2009; SEER data release 2017; Morton et al. N Engl J Med 2014; Whiteman et al. J Invest Dermatol 2015; Shaikh et al. J Natl Cancer Inst 2016; Poklepovic and Carvajal. Oncology 2018; Sondak and Zager. Ann Surg Oncol 2010. Moody et al. Euro Jrnl Surg Onc 2017. P r o b l e m 2 : T h e r e I s A N e e d F o r I m p r o v e d P r o g n o s t i c A c c u r a c y To D e t e r m i n e T h e M o s t A p p r o p r i a t e M e l a n o m a M a n a g e m e n t S t r a t e g y C u r r e n t r i s k a s s e s s m e n t s m i s s p a t i e n t s w i t h a g g r e s s i v e t u m o r b i o l o g y 34% 66% “High-risk” patients “Low-risk” patients DEATHS FROM MELANOMAEarly detection, lower tumor burden associated with better therapy responses, survival outcomes1-5 Appropriate surveillance, including imaging of high-risk patients, is critical1-5 AJCC clinicopathologic factors are helpful clinically, but the majority of deaths occur in patients diagnosed with early-stage disease6-8 17

0 1 2 3 4 5 6 7 8 9 10 Archival, Multi-center1 Disease-Free Survival Stage I-II AJCC high risk DecisionDx-Melanoma Class 2 0 5 10 15 20 25 30 Prospective, Multi-center4 Recurrence-Free Survival Stage I-II 0 1 2 3 4 5 6 7 8 9 10 Archival, Multi-center2 Melanoma Specific Survival Stage I-III 0 1 2 3 4 5 6 7 8 9 10 Prospective, Multi-center3 Recurrence-Free Survival Stage I-III H az ar d R at io ( m u lt iv ar ia te )* H az ar d R at io ( m u lt iv ar ia te )* ** ** ** ** ** ** ** ** ** ** D e c i s i o n D x - M e l a n o m a I s A S i g n i f i c a n t , I n d e p e n d e n t P r e d i c t o r O f O u t c o m e s *Hazard ratio is continuous for thickness, categorical for other endpoints; **Statistically significant Data shown are from the first and most recent publications for archival and prospective studies 1Gerami et al. Clin Cancer Res 2015. 2Gastman et al. Jrnl Amer Acad Dermatol 2019. 3Hsueh et al. Jrnl Hematol Oncol 2017. 4Podlipnik et al. Jrnl Eur Asso Veneral and Derm 2019. AJCC high risk Age DecisionDx-Melanoma Class 2 Thickness Mitotic rate Ulceration SLN+ DecisionDx-Melanoma Class 2 Thickness Mitotic rate Ulceration SLN+ DecisionDx-Melanoma Class 2 18

Low Risk Stage I-IIA High Risk Stage IIB-III NCCN Risk Category Prado et al. SKIN J Cutan Med 2018:suppl 2. n=690 D e c i s i o n D x - M e l a n o m a F u r t h e r S t ra t i f i e s R i s k O f Re c u r re n c e B e y o n d A J C C ( 8 T H E d . ) S t a g i n g 19 STAGE M el an o m a- Sp ec if ic S u rv iv al ( M SS ) (% ) 100% 90% 80% 70% 60% I 99.6% ≈AJCC IA 89.5% ≈AJCC IIIA 98% II >99% ≈AJCC IA 84.7% ≈AJCC IIIB 90% III 94.8% ≈AJCC IIA 61.2% ≈AJCC IIIC+ 77% Castle Class 1A MSS Castle Class 2B MSS AJCC MSS

D e c i s i o n D x - M e l a n o m a C h a n g e d M a n a g e m e n t F o r 5 0 % O f Pa t i e n t s 1Berger, et al. 2016 Curr Med Res Opin; 2Dillon et al. 2018 Skin; 3Farberg et al. 2017 Jrnl Drugs Derm; 4Schuitevoerder, et al. 2018 Jrnl Drugs Derm. Changes in patient management include: Imaging and labs Sentinel lymph node biopsy guidance Clinical visit frequency Referrals Study Design # of Patients % Change in Management Berger1 Prospectively tested cohort, multi-center. Retrospective pre-test / post-test management. 156 53% Dillon2 Prospective, multi-center: pre-test / post-test management 247 49% Farberg3 169 physician impact study: patient vignettes with pre-test / post-test management n/a 47-50% Schuitevoerder4 Prospectively tested cohort, single center. Retrospective pre-test / post-test management; modeling of prospective cohort 91 52% 4 consecutive clinical impact studies: 47-53% change in risk-of-recurrence-based management 20

D e c i s i o n D x - M e l a n o m a : We l l - s t u d i e d , I n fo r m s C a n c e r M a n a g e m e n t D e c i s i o n s * A c c o r d i n g t o s o r t s y s t e m , u s e d b y A A D Patients included in studies including independent validation >5,700 Peer-reviewed, published studies including 2 meta-analyses 30+ Demonstrated change in management for 1 of 2 patients tested 50% Level 1A evidence* 1A Patients with a DecisionDx-Melanoma order from more than 8,000 clinicians 73,000+ Covered by Medicare and multiple private insurers with an industry- leading patient assistance program Medicare+ 21

Identifying the risk of metastasis in patients with cutaneous squamous cell carcinoma with one or more risk factors

Pa t i e n t J o u r n e y : W h e re D e c i s i o n D x - S C C F i t s 23 Patient referred to a dermatologist who performs a skin exam History and physical • Complete skin exam • Regional lymph node exam Skin biopsy Lesion suspicious for skin cancer discovered by patient or PCP Diagnosis of SCC with ≥1 risk factor Order placed for Test results received for Treatment plan defined • Curettage and electrodesiccation • Standard excision • Excision with wide margins • Mohs

~20% of SCC patients (200,000 annually) have one or more clinical or pathological risk factors, and a subset will develop metastasis They suffer the majority of SCC mortality These factors alone are often not specific enough to determine risk-appropriate treatment and further management P ro b l e m : T h e U n m e t N e e d I n H i g h - R i s k S C C Pa t i e n t s W h o i s r e a l l y a t l o w r i s k o r h i g h r i s k f o r m e t a s t a s i s ? NCCN=National Comprehensive Cancer Network; BWH = Brigham and Women’s Hospital; AJCC = American Joint Committee on Cancer SCC treatment plans are guided by risk of metastasis Risk-appropriate SCC management is currently limited by classification systems (NCCN, BWH, AJCC) with low positive predictive value (PPV) Deaths from SCC are now estimated to exceed those from melanoma 24

200,000 high-risk patients annually; $820M U.S TAM1 Validated in 420- patient cohort of high- risk SCC from 33 U.S. centers 5 peer-reviewed publications to date; Over 2,320 patients enrolled in studies to date from 110 centers D e s i g n e d To P r e d i c t I n d i v i d u a l M e t a s t a t i c R i s k To I n fo r m R i s k - A p p ro p r i a t e M a n a g e m e n t 1 based on Castle estimates Incorporation of DecisionDx-SCC with traditional risk factors can improve patient classification compared to traditional risk factors alone For high-risk SCC patients with one or more risk factors Utilizing existing sales channels: dermatologists (including Mohs surgeons) 25

Wo r k f l o w F o r D e c i s i o n D x - S C C : P ro c e s s I d e n t i c a l To D e c i s i o n D x - M e l a n o m a qPCR: open array card 34 discriminant gene targets and 6 control genes Class 1 low metastatic risk (~50% of results)a Class 2A moderate metastatic risk (~40% of results) Class 2B high metastatic risk (<10% of results) SCC tumor tissue RNA isolation RT-PCR: cDNA generation and amplification Analysis of GEP with a proprietary algorithm to determine Class and metastatic risk Wysong et al. JAAD 2020; Data on file, Castle Biosciences NCCN Guidelines for Squamous Cell Skin Cancer v1.2020, Likhacheva et al. Pract Radiat Oncol 2020, Farberg et al. CMRO 2020, Litchman et al. CMRO 2020, Teplitz et al. JDD 2019, Alam et al. JAAD 2018 . D e c i s i o n D x - S C C r e s u l t s c a n i n f o r m m a n a g e m e n t d e c i s i o n s w i t h i n e s t a b l i s h e d g u i d e l i n e s • Surgery, if feasible • Consider nodal imaging / staging • Consider oncology referral • Surgery, if feasible • Nodal imaging / staging • Consultation: radiation oncology • Consultation: medical oncology Treatment plans may include • Surgery, if feasible • Clinical nodal exam Follow-up plans may include • Clinical follow-up: 1-2x per year • Clinical nodal exam • Clinical follow-up: 2-4x per year for 3 years • Baseline and annual nodal US/CT for 2 years • Clinical follow-up: 4-12x per year for 3 years • Baseline and 4x per year nodal US/CT for 2 years Patient diagnosed with SCC and one or more risk factors 26

M et as ta si s- fr ee s u rv iv al ( M FS ) Years Kaplan-Meier Estimated MFS n = 420 p < 0.0001 D e c i s i o n D x - S C C I s Va l i d at e d To P r e d i c t M e t a s ta t i c R i s k F o r I n d i v i d u a l S C C Pa t i e n t s W i t h O n e O r M o r e R i s k Fa c t o rs Wysong et al. JAAD 2020; Ibrahim et al. submitted; Data on file, Castle Biosciences. Class 1 – Low Biological Risk Less than half the general study population risk Class 2A – Moderate Biological Risk Similar to the strongest traditional factors Class 2B – High Biological Risk ≥50% risk of metastasis 27

C l a s s 2 A A n d C l a s s 2 B A r e I n d e p e n d e n t P r e d i c t o rs O f M e ta s ta s i s Deep invasion: beyond subcutaneous fat, depth >6mm, or Clark level V. Wysong et al. JAAD 2020; Ibrahim et al. submitted; Data on file, Castle Biosciences. W h a t i s t h e i m p a c t o f D e c i s i o n D x - S C C ? Immunosuppression Tumor diameter (per cm) Perineural invasion Deep invasion Poor differentiation Class 2A Class 2B Univariate Analysis Multivariate Analysis NA 1.1 (ns) 1.2 (ns) 2.1 (p<0.001) 2.3 (p<0.001) 2.3 (p<0.001) 6.9 (p<0.001) 1.5 (ns) 1.2 (p<0.001) 3.3 (p<0.001) 3.1 (p<0.001) 3.9 (p<0.001) 3.2 (p<0.001) 11.6 (p<0.001) Hazard Ratio (HR) Hazard Ratio (HR) 0 5 10 Hazard Ratio 0 5 10 azard Ratio An SCC with deep invasion is 2.1x more likely to metastasize than without Adding a Class 2A results shifts that to 4.8x more likely to metastasize Adding a Class 2B result shifts that to 14.5x more likely to metastasize 28

Highly accurate and objective tests for melanocytic lesions of unknown malignant potential Comprehensive Diagnostic Offering Comprehensive Diagnostic Offering

D e r m a t o p at h o l o g i s t s A n d D e r m a t o l o g i s t s Wo r k To g e t h e r To D i a g n o s e M e l a n o m a 30 Patient presents with mole to PCP or dermatologist Biopsy results received: • Positive for melanoma • Negative • Indeterminate If biopsy results show uncertain malignant potential, physician orders Comprehensive Diagnostic Offering Melanoma diagnosis confirmed; physician can initiate management plan with Physician may order biopsy

T h e C l i n i c a l I s s u e : U n c e r ta i n t y C r e a t e s A n O v e r - O r U n d e r - Tre a t m e n t D i l e m m a Definitive melanoma diagnoses (invasive or in situ) Definitive benign diagnoses SLNB Imaging Increased Follow-up No additional treatment Routine follow-up Clinically evaluated suspicious pigmented lesions Wide Local Excision ~2 million melanocytic skin biopsies Uncertain malignant potential Primary treatment Staging, surveillance, and follow-up options Histopathologic evaluation 31

C o m p re h e n s i v e D i a g n o s t i c O f fe r i n g I s D e s i g n e d F o r U s e F o l l o w i n g I m m u n o h i s t o c h e m i s t r y ( I H C ) A n d / O r L o c a l C o n s e n s u s Uncertain malignant potential IHC stains/recuts or local consensus conference/colleagues Uncertain malignant potential Benign Malignant Additional ancillary testing 32

*For purposes of reporting and consistency in the Comprehensive Diagnostic Offering, the term “indeterminate” will be now be referred to as “intermediate” for myPath Melanoma. **If both GEP tests result as intermediate, myPath Melanoma will be reported with a note stating that DiffDx- Melanoma was also intermediate. C o m p re h e n s i v e D i a g n o s t i c O f fe r i n g F o r C l a r i t y i n C l i n i c a l D e c i s i o n s Melanocytic lesion of unknown potential Benign Intermediate* Benign Intermediate** MalignantMalignant With an order of Castle’s comprehensive diagnostic offering, upon receipt at our lab, Castle will perform myPath Melanoma on submitted cases. If the case results in an intermediate result or fails to produce a result, we now have the ability to perform DecisionDx DiffDx to provide additional diagnostic clarity. 33

L e v e ra g i n g T h e S t r e n gt h s O f my Pa t h M e l a n o m a A n d D e c i s i o n D x D i f f D x - M e l a n o m a F o r T h e B e n e f i t O f Pa t i e n t C a r e Interpreted in the context of other clinical, laboratory and histopathologic information, the Comprehensive Diagnostic Offering is designed to add diagnostic clarity and confidence for dermatopathologists, while helping dermatologists better understand the clinical implications for more informed patient care Estrada et al. (2020) J Cut Med SKIN Designed to be used as an adjunct to histopathology when the distinction between a benign nevus and a malignant melanoma cannot be made confidently by histopathology alone A definitive result is received in ≥96% of lesions submitted for testing After melanoma diagnosis, clinicians can order DecisionDx-Melanoma; uses same tissue sample 34 Both tests included in NCCN guidelines; myPath Melanoma is currently covered under a MolDX LCD through Noridian 5-7 day turnaround time/similar to other ancillary tests

Pipel ine 35

Factors Defining Success Committed to dermatology and informing clinical management decisions Robust development pipeline and proven track record of AI-informed GEP algorithms Steering committee with world-class KOLs Large study investment for development and validation E x p a n d i n g C a s t l e ’s G e n o m i c Te s t s To N o n - S k i n C a n c e r M e d i c a l D e r m a t o l o g y 36 I n n o v a t i v e p i p e l i n e t e s t f o r p r e d i c t i n g s y s t e m i c t h e r a p y r e s p o n s e Psoriasis Atopic Dermatitis Related Conditions Psoriasis Atopic Dermatitis Gender 49% Female 53% Female Age at Diagnosis (average) Early fifties Mid thirties Severity ~30% moderate to severe >50% moderate to severe

37 Patient presents with skin signs and symptoms to PCP or dermatologist Clinical diagnosis of psoriasis, atopic dermatitis or related condition is made Patient achieves faster treatment response time resulting in improved patient outcomes and QoL Personalized therapy guidance leads to reduced medication switches and health care savings Management plan determined, based on individual biological profile Typically, topical treatment is initiated, while some proceed directly to systemic therapy based on disease severity Depending on initial treatment efficacy or disease severity, systemic treatment is considered Clinician orders innovative test to support decision making P a t i e n t J o u r n e y F o r P s o r i a s i s , A t o p i c D e r m a t i t i s A n d R e l a t e d C o n d i t i o n s E x p a n d s o u r r e a c h i n t o n o n - s k i n c a n c e r, m e d i c a l d e r m a t o l o g i c d i s e a s e s

P r o b l e m : T h e U n m e t N e e d I n M o d e r a t e To S e v e r e P s o r i a s i s A n d A t o p i c D e r m a t i t i s C o m m o n s k i n d i s e a s e s w i t h s i g n i f i c a n t p a t i e n t i m p a c t s a n d c o s t s t o h e a l t h c a r e s y s t e m Treatments are significantly different for PSO and AD. Previously, treatments for AD were inexpensive (e.g., topical steroids), but are now costly (e.g., Dupixent for ~$38k/year). Costly therapies for moderate/severe psoriasis are common (e.g., Humira for ~$68k/year) Systemic therapy guidance tools have the potential to streamline therapeutic interventions for patients and avoid ineffective, expensive medication courses Psoriasis (PSO) and Atopic Dermatitis (AD) are among the most frequently seen skin rashes, and their diagnosis is most often made clinically by the treating clinician 38 Cutaneous T Cell Lymphoma (CTCL) can mimic clinical presentation of AD and PSO. A subset of patients with PSO (approximately 20-30% of affected individuals) will go on to develop psoriatic arthritis, which can produce irreversible joint damage and significant patient morbidity

The Standard of Care for Evaluating Metastatic Risk in Uveal Melanoma

z D e c i s i o n D x - U M : S t a n d a r d O f C a r e ~2,000 patients diagnosed in the U.S. annually ~97% of patients – no evidence of metastatic disease at the time of diagnosis ~30% will develop metastases within 3 years Low-risk: ~67% Low Intensity Management High-risk: ~33% High Intensity Management (Uveal Melanoma) Strong Evidence Base • 20 peer-reviewed publications, 2,500+ patients Widespread adoption • 85-90%+ of U.S. ocular oncology institutions order • 1,395 reports issued in 2020 Broad Coverage • 156+ million total lives covered • Medicare LCD covers patients with a confirmed diagnosis and no evidence of metastatic disease • “Existing ADLT” status effective May 2019 • 2021 Medicare rate of ~$7800 AJCC and NCCN Guideline Inclusion Uveal Melanoma – A Rare Eye Cancer 15-Gene Expression Profile (GEP) Test 40

Market And F inancial Overview

Indication/ Test outcome Trade Name Reimbursement Status Peer-Reviewed Publications Primary Customers Initial Launch Targets Initial addressable market, patients2 Estimated U.S. TAM Cutaneous melanoma/ Risk of metastasis MCR, MCRA Commercial – in process 30+ Derms (including Mohs), Surgeons __ ~130k patients classified as Stage I, II or III ~$540M Cutaneous squamous cell carcinoma/ Risk of metastasis Expected draft LCD in 2021 Commercial – in process 5 Derms (including Mohs) ~4,709 current custome rs3 ~200k w/ high-risk features ~$820M Suspicious pigmented lesions/ Melanoma status MCR, MCRA Commercial – in process Expected draft LCD in 2021 Commercial – in process 9 2 Dermpaths, Derms ~1,778 current dermpath customers4 ~300k patients w/indeterminant biopsy ~$600M Pipeline Test- Inflammatory Target launch anticipated by the end of 2025 N/A N/A Expected to utilize existing dermatologic sales channels ~4,709 current custome rs3 ~450k patients eligible for systemic therapies ~$1.9B Other Pipeline Tests Target launches anticipated by the end of 2025 N/A N/A Expected to utilize existing dermatologic sales channels To be announced To be announced ~$1.7B E s t i m a t e d ~ $ 5 . 5 B U. S . To t a l A d d re s s a b l e M a r ke t 1 I n m a r k e t a n d p i p e l i n e t e s t s , l e v e r a g i n g e s t a b l i s h e d d e r m a t o l o g i c s a l e s c h a n n e l s 42 1U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors. 2 Annual U.S. incidence for Stage I, II or III melanoma estimated at 130,000; annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features; annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy. 3Clinicians who ordered DecisionDx-Melanoma in last twelve months (as of 6/30/2021). 4Pathologists who provided clinical specimens for DecisionDx-Melanoma in last twelve months (as of 6/30/2021). -MCR = Medicare. MCRA = Medicare Advantage; current customer estimates based on last twelve months.

Re c e n t A c h i e v e m e n t s A n d E x p e c t e d F u t u re M i l e s t o n e s 2 0 2 1 m i l e s t o n e s o n t r a c k Oct 2020: LCD expansion finalized for DecisionDx-Melanoma, effective date 12/6/20 2021: Potential draft LCD for DecisionDx-SCC and DecisionDx DiffDx-Melanoma 2020 2021 2019 2022 2H2020: Initiation of work on additional dermatology pipeline products 4Q2020: Launch of DecisionDx DiffDx-Melanoma 2022: Potential effective LCD for DecisionDx-SCC and DecisionDx DiffDx- Melanoma 3Q2020: Commercial team expansion Sept 2020: Launch of DecisionDx-SCC July 2019: IPO Dec 2019: Expanded outside sales territories to 32 = Achieved Feb 2019: Expanded outside sales territories to 23 Aug 2019: Expanded draft LCD for DecisionDx- Melanoma posted 43 1H2021: Planned commercial team expansion to mid-60s 2018 Dec 2018: Initial LCD effective for DecisionDx-Melanoma 2021+: Continued evidence development for all commercialized products 2021+: Continued development of dermatologic pipeline products; potential launches in 2025 2021: Acquired myPath® Melanoma 2021: Planned announcement of pipeline indications

Fa c t o rs D r i v i n g N e a r - A n d L o n g - Te r m G ro w t h REVENUE PROFITABILITY PIPELINE Gross Margins • 83% in Q2 2021 • Continued margin expansion of existing products (increasing ASPs and efficiencies of scale) could be offset by uptake of pipeline products ahead of reimbursement New Product Development • Launched two skin cancer tests in 2020 with estimated $1.4B+ U.S. TAM • Leverage of our existing skin cancer sales channels to support new products • Initiated new pipeline products in dermatologic diseases with high unmet need; potential to launch 3-5 new tests by the end of 2025 Test Report Volume • Commercial sales team expansion in 1H21 to mid-60s Reimbursement • Strong ASP growth • DecisionDx-Melanoma $7,193 PAMA rate through 2021 • DecisionDx-UM $7,776 PAMA rate through 2021 44

7 9 % I n c re a s e I n Re v e n u e I n Q 2 2 0 2 1 , D r i v e n B y Te s t Re p o r t A n d A S P G ro w t h * 2Q2019 2Q2020 2Q2021 Revenue *2Q2021 ASP growth over 2020 and 2019 $22.8m $12.7m $10.7m 45

Asian Black or African American Hispanic or Latino Two or more races (not Hispanic or Latino) White Othe (n t Hispanic r Latino) Female Male Female Male C o m m i t m e n t To D i v e rs i t y 46 37.3% 62.7% 68.2% 31.8% 79.1% 5% 9.5 4.9% 1.5% A ll Em p lo ye e s Ex ec u ti ve s E T H N I C I T Y/ R A C E G E N D E R Data as of 12/31/20, Executive= Executive Director or Regional Business Director level and above American Indian or Alaska Native Two or more races (not Hispanic or Latino) White Hispanic or Latino 86.36% 4.55% 4.55% 4.55%

C o m m i t t e d t o c u l t i v a t i n g a c u l t u r e o f i n n o v a t i o n , c o n t i n u o u s g r o w t h a n d a d v a n c e m e n t A w a r d - W i n n i n g C o m p a ny 47 “Market Value, Market Return & Revenue Growth” Awarded for the DecisionDx®-SCC and DecisionDx® DiffDx™- Melanoma genomic tests 2019 Technology Innovation in Melanoma Award Winner “New on Wall Street”

Tr a n s f o r m i n g t h e m a n a g e m e n t o f s k i n c a n c e r a n d o t h e r d e r m a t o l o g i c d i s e a s e s w i t h h i g h u n m e t c l i n i c a l n e e d Expansive Body of Evidence Suite of Dermatologic Prognostic And Diagnostic Tests Strong Financial Position Robust Pipeline L e a d i n g D e r m a t o l o g i c D i a g n o s t i c s C o m p a ny 48 Culture of Teamwork and Innovation

THANK YOU

U s e O f N o n - G A A P F i n a n c i a l M e a s u re s ( U n a u d i t e d ) 50 In this presentation, we use the metrics of Adjusted Revenue, Adjusted Gross Margin and Adjusted Operating Cash Flow, which are non-GAAP financial measures and are not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Adjusted Revenue and Adjusted Gross Margin reflect adjustments to net revenues to exclude changes in variable consideration related to test reports delivered in previous periods. Adjusted Gross Margin also excludes acquisition-related intangible asset amortization. Adjusted Operating Cash Flow excludes the effects of cash activity associated with COVID-19 government relief payments to healthcare providers. We use Adjusted Revenue, Adjusted Gross Margin and Adjusted Operating Cash Flow internally because we believe these metrics provide useful supplemental information in assessing our revenue and cash flow performance, respectively. We believe Adjusted Revenue and Adjusted Gross Margin are also useful to investors because they provide additional information on current-period performance by removing the effects of revenue adjustments related to tests delivered in previous periods and acquisition-related intangible asset amortization, which we believe may facilitate revenue and gross margin comparisons to historical periods. We believe Adjusted Operating Cash Flow is also useful to investors as a supplement to GAAP measures in the assessment of our cash flow performance by removing the effects of COVID-19 government relief payments, which we believe are not indicative of our ongoing operations. However, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies, even when the same or similarly titled terms are used to identify such measures, limiting their usefulness for comparative purposes. These non-GAAP financial measures are not meant to be substitutes for net revenues or net cash (used in) provided by operating activities reported in accordance with GAAP and should be considered in conjunction with our financial information presented on GAAP basis. Accordingly, investors should not place undue reliance on non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the next slide.

Re c o n c i l i a t i o n O f N o n - G A A P F i n a n c i a l M e a s u r e s ( U n a u d i t e d ) The table below presents the reconciliation of adjusted revenue and adjusted gross margin, which are non-GAAP measures. See "Use of Non-GAAP Financial Measures (UNAUDITED)" on the previous slide for further information regarding the Company's use of non-GAAP financial measures. 51

Re c o n c i l i a t i o n O f N o n - G A A P F i n a n c i a l M e a s u r e s ( U n a u d i t e d ) The table below presents the reconciliation of adjusted operating cash flow, which is a non-GAAP measure. See "Use of Non-GAAP Financial Measures (UNAUDITED)" on the previous slide for further information regarding the Company's use of non-GAAP financial measures. 52

APPENDIX

Stuart Pharmaceuticals Robert Cook, PhD Senior Vice President, Research & Development L E A D E RS H I P T E A M O V E RV I E W M A N A G E M E N T T E A M Derek Maetzold Founder, Director, President and CEO Frank Stokes Chief Financial Officer Bernhard Spiess Chief Business Officer Toby Juvenal Chief Commercial Officer Kristen Oelschlager, RN, CHC Chief Operating Officer Dan Bradbury Derek Maetzold Mara Aspinall Brad Cole Miles D. Harrison 54 Matthew Goldberg, MD Medical Director Tiffany Olson Kimberlee Caple Ellen Goldberg B O A R D O F D I R E C T O R S